Exhibit 10.3

AMENDMENT #1 TO PROMISSORY NOTE

Amendment #1 (this “Amendment”), dated as of December 31, 2024 (the “Amendment Date”), to that certain Promissory Note (the “Convertible Note”) attached hereto as Exhibit 1 and made a part hereof in the principal amount of $800,000 dated September 4, 2024 from SMX (Security Matters) PLC, an Irish public limited company number 722009 and Security Matters PTY Ltd., a private wholly-owned subsidiary of SMX, incorporated under the laws of Australia, with corporate number ACN 626 192 998, to PMB Partners LP. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Convertible Note.

Borrower and Holder agree that the Convertible Note shall be revised and amended as follows, as of the Amendment Date:

1. The Maturity Date shall be March 31, 2025, as may be further extended upon written consent of Borrower and the Holder.

2. The Parties hereby agree that notwithstanding anything to the contrary under the Convertible Note, no conversion shall take place by Borrower without the express written consent of Holder.

[Remainder of Page Intentionally Left Blank; Signature Page in Counterparts Follows]

Except as expressly reflected herein, the Convertible Note will remain in full force and effect. This Amendment is intended to be attached to and made a permanent part of the Convertible Note.

Borrower:	SMX (Security Matters) PLC

	By:	/s/ Haggai Alon
	Name:	Haggai Alon
	Title:	CEO

Obligor:	Security Matters PTY Ltd.

	By:	/s/ Haggai Alon
	Name:	Haggai Alon
Title:

Holder:	PMB Partners LP

	By:	/s/ Alberto Morales
	Name:	Alberto Morales
	Title:	Authorized Signatory

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EXHIBIT I

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